UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


                         Date of Report: April 13, 2011


                            LATITUDE SOLUTIONS, INC.
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             (Exact name of registrant as specified in its charter)


           Nevada                     000-54194                41-2251802
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(State or other jurisdiction       (Commission File           (IRS Employer
     of incorporation)                  Number)           Identification Number)


           190 NW SPANISH RIVER BLVD., SUITE 101, BOCA RATON, FL 33431
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               (Address of Principal Executive Offices) (Zip Code)


                                  (561)417-0644
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               Registrant's telephone number, including area code


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          (Former name or former address, if changed since last report)

         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting  material  pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c)

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                         SECTION 5 - CORPORATE GOVERANCE

ITEM 5.02 - DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.
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APPOINTMENT OF DIRECTORS

On April 13, 2011, Latitude Solutions, Inc. ("the Company") appointed James Bohlig and Lynden Rose, Esquire to its Board of Directors.

In exchange for their services, each was issued a Warrant exercisable for 100,000 shares of the Company's common stock with an exercise price of $1.25 per share. The Warrants have a term of 5 years, are fully vested and provide for a cashless exercise.

JAMES BOHLIG

Mr. James W. Bohlig serves as Chief Executive Officer of Re Community Holdings, LP. Mr. Bohlig served as Senior Vice President of Casella Waste Systems Inc. since January 2008. Mr. Bohlig served as Chief Development Officer and President of the Renewables Group of Casella Waste Systems Inc. He served as President of Casella Waste Systems Inc., from July 2001 to January 2008, and also served as its Chief Operating Officer from 1993 to January 2008. Mr. Bohlig also served as Senior Vice President of Casella Waste Systems Inc., from 1993 to July 2001. He serves as Director of RecycleRewards, Inc. He served as a Director of Casella Waste Systems Inc. since 1993. Mr. Bohlig holds a Bachelor of Science in Engineering and Chemistry from the U.S. Naval Academy and is a graduate of the Columbia University Management Program in Business Administration. He is a Licensed Professional Engineer.

LYNDEN B. ROSE, ESQ., AGE 50

Mr. Rose is a partner in the law firm of Stanley, Frank & Rose, LLP in Houston. Since 1992, he also has served as counsel to the West Palm Beach law firm The Rose Law Firm. From 2004 until 2007, Mr. Rose was a partner in the law firm of Lynden B. Rose, P.C. and from 2002 until 2004 Mr. Rose was a sole practitioner in the law firm of Lynden B. Rose, Attorney at Law, in Houston. From 1992 until 2000, he was a Partner in the law firm of Wilson Rose & Associates. Since 2003, Mr. Rose also served as President of LM Rose Consulting Group, and since 1991, he has served as President of Rose Sports Management, Inc. Mr. Rose is a member of the Oil, Gas and Energy Resources Law Section of the State Bar of Texas. From 1982 until 1984, he was a professional basketball player drafted by the Los Angeles Lakers and played with the Las Vegas Silvers and in Europe. Mr. Rose graduated from the University of Houston and received his Juris Doctorate from the University of Houston.

Mr. Rose has served as the secretary (since March 31, 2011) and a director of Red Mountain Resources, Inc., (since February of 2011).

                            SECTION 7 - REGULATION FD

ITEM 7.01 REGULATION FD DISCLOSURE.
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PRESS RELEASE

The information in this Item 7.01 of this Current Report is furnished pursuant to Item 7.01 and shall not be deemed "filed" for any purpose, including for the purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that Section. The information in this Current Report on Form 8-K



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shall  not be  deemed  incorporated  by  reference  into any  filing  under  the
Securities Act or the Exchange Act regardless of any general incorporation language in such filing.

On April 13, 2011, the Company made a press release announcing the appointment of directors. The text of the press release is attached hereto as Exhibit 99.1.


                   SECTION 9 FINANCIAL STATEMENTS AND EXHIBITS

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS
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         (D) EXHIBITS.  The  following is a complete  list of exhibits  filed as part of this Report. Exhibit numbers correspond to the numbers in the exhibit table of Item 601 of Regulation S-K.

     EXHIBIT NO.                 DESCRIPTION
     -----------    -----------------------------------
       99.1         Press Release, dated April 13, 2011





























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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, hereunto duly authorized.



                               LATITUDE SOLUTIONS, INC.


                               By: /s/ Harvey Kaye
                                  ----------------------------------------------
                                     Harvey Kaye, Chief Executive Officer


                               Date:  April 20, 2011
































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